EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2021 RESULTS
Third Quarter Comparable RevPAR Increased 168%
Net Loss Attributable to Common Stockholders for the Third Quarter was $(9.0) Million
Third Quarter Adjusted EBITDAre was $21.9 Million
Third Quarter Comparable Hotel EBITDA was $27.8 Million
Third Quarter AFFO per Share was $0.17
Completed the Acquisition of the Mr. C Beverly Hills Hotel

DALLAS – October 27, 2021 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2021, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2021, with the third quarter ended September 30, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 168% to $222.52 during the quarter. Comparable ADR increased 16.3% to $360.94 and comparable occupancy increased 130.1% to 61.7%. Comparable RevPAR for all hotels decreased 6.1% compared to the comparable period in 2019.
•Net loss attributable to common stockholders for the quarter was $(9.0) million or $(0.15) per diluted share.
•Adjusted funds from operations (AFFO) was $0.17 per diluted share for the quarter compared to $(0.21) in the prior year quarter.
•Adjusted EBITDAre was $21.9 million for the quarter.
•Comparable Hotel EBITDA was $27.8 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $195.5 million and restricted cash of $44.8 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $20.4 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•During the quarter, the Company closed on the acquisition of the 138-room Mr. C Beverly Hills Hotel in Los Angeles, California for total consideration of $77.9 million.
•Net debt to gross assets was 48% at the end of the third quarter.
•Capex invested during the quarter was $6.8 million.

BHR Reports Third Quarter Results

October 27, 2021
THE MR. C BEVERLY HILLS HOTEL ACQUISITION
During the quarter, the Company completed the acquisition of the 138-room Mr. C Beverly Hills Hotel in Los Angeles, California (the “Mr. C”). In addition, the Company acquired five luxury condominium residences adjacent to the hotel.

With its premier location in the heart of West Los Angeles, the Mr. C is in the middle of over 45 million sq. ft. of office space, supporting substantial corporate demand and a wide array of world-renowned leisure demand generators, including unrivaled shopping with high-end retailers, vibrant restaurants and various art and cultural attractions. The hotel was built in 1965 and underwent an extensive renovation in 2011, becoming the Mr. C, thereby taking its name from the acclaimed Cipriani family. It has 138 luxurious and spacious rooms, including 22 suites. The hotel offers an array of amenities, including a full-service spa, and three food and beverage outlets (in addition to in-room dining). The property also boasts the acclaimed The Restaurant at Mr. C, over 24,000 sq. ft. of flexible indoor/outdoor meeting space, a 4,500 sq. ft. outdoor pool terrace with daybeds and cabanas, a state-of-the-art fitness center with personal fitness training, and a business center. Additionally, the hotel includes five newly-constructed and fully-furnished residences offering the hotel’s personalized services and luxurious, world-class amenities. These residences blend contemporary architecture with elegant, minimalistic design and range in size from 2,000 to 3,400 sq. ft. The residences are currently offered for extended-stay rental.

The total consideration for the acquisition was $77.9 million and consisted of $65.4 million for the hotel ($474,000 per key) and an allocated price of $12.5 million for the five adjacent condominium units. The acquisition was funded with approximately $30 million of cash, 2.5 million OP units, 500,000 warrants at a strike price of $6.00, and a $30 million mortgage loan.

CAPITAL STRUCTURE
At September 30, 2021, the Company had total assets of $1.8 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 2.6%.

During the quarter, the Company issued approximately 5.8 million shares of common stock under its At-The-Market offering, raising approximately $30.3 million in gross proceeds.

During the quarter, the Company commenced the sale of its Series E and Series M non-traded perpetual preferred. To date, the Company has issued 396,244 shares of its Series E non-traded perpetual preferred raising approximately $8.9 million of net proceeds, and has issued 14,644 shares of its Series M non-traded perpetual preferred raising approximately $0.4 million of net proceeds.

Subsequent to quarter end, the Company finalized an extension of its mortgage loans for the Bardessono Resort & Spa with a final maturity in August 2022, and the Hotel Yountville with a final maturity in May 2022. Both hotels are located in Yountville, California. Each of the loans was extended for one year beyond their initial maturity on the same terms as the original loan. The Company has no debt maturities for the balance of 2021 and only one loan with a balance of $67.5 million that has a final maturity in 2022.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock or common units for the third quarter ended September 30, 2021. The Board of Directors also announced that it plans to continue its suspension of the common stock dividend during 2021 to protect liquidity and will evaluate future dividend declarations on a quarterly basis going forward.

BHR Reports Third Quarter Results

October 27, 2021
PORTFOLIO REVPAR
As of September 30, 2021, the portfolio consisted of fourteen hotels.

•Comparable RevPAR increased 168% to $222.52 for all hotels on a 16.3% increase in comparable ADR and a 130.1% increase in comparable occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We continue to be pleased with the strong operating performance of our hotels,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “While our September results dropped slightly due to market concerns about the COVID-19 Delta variant, overall leisure demand remained strong during the quarter, and our portfolio was cash flow positive for the third consecutive quarterly period. Twelve of our 14 properties generated positive Hotel EBITDA, with 10 of our 14 properties achieving greater than 60% occupancy for the quarter. Strong forward bookings suggest further improved operating results for the fourth quarter. With a portfolio that is benefiting from a luxury resort orientation while having some key urban asset exposure to provide further upside as conditions improve, we believe Braemar is well-positioned to continue to capitalize on the recovery in the lodging industry.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, October 28, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, November 4, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13722816.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2021 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Thursday, October 28, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

BHR Reports Third Quarter Results

October 27, 2021
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2021	December 31, 2020
ASSETS
Investments in hotel properties, gross	$1,847,755	$1,784,849
Accumulated depreciation	(395,753)	(360,259)
Investments in hotel properties, net	1,452,002	1,424,590
Cash and cash equivalents	195,517	78,606
Restricted cash	44,753	34,544
Accounts receivable, net of allowance of $126 and $227, respectively	17,317	13,557
Inventories	2,718	2,551
Prepaid expenses	4,297	4,405
Investment in OpenKey	1,627	1,708
Derivative assets	74	—
Other assets	14,439	14,898
Operating lease right-of-use assets	80,593	81,260
Intangible assets, net	4,356	4,640
Due from related parties, net	1,910	991
Due from third-party hotel managers	20,390	12,271
Total assets	$1,839,993	$1,674,021

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,172,787	$1,130,594
Accounts payable and accrued expenses	89,265	61,758
Dividends and distributions payable	2,112	2,736
Due to Ashford Inc., net	820	2,772
Due to third-party hotel managers	1,665	1,393
Operating lease liabilities	60,876	60,917
Derivative liabilities	1,338	—
Other liabilities	20,699	18,077
Total liabilities	1,349,562	1,278,247

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 and 5,031,473 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	65,426	106,949
Series E Redeemable Preferred Stock, $0.01 par value, 265,637 and 0 shares issued and outstanding at September 30, 2021 and December 31, 2020	6,110	—
Series M Redeemable Preferred Stock, $0.01 par value, 14,644 and 0 shares issued and outstanding at September 30, 2021 and December 31, 2020	361	—
Redeemable noncontrolling interests in operating partnership	39,948	27,655
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2021 and December 31, 2020	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 63,974,117 and 38,274,770 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	639	382
Additional paid-in capital	698,481	541,870
Accumulated deficit	(303,836)	(266,010)
Total stockholders' equity of the Company	395,300	276,258
Noncontrolling interest in consolidated entities	(16,714)	(15,088)
Total equity	378,586	261,170
Total liabilities and equity	$1,839,993	$1,674,021

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
REVENUE
Rooms	$77,560	$28,118	$195,720	$105,119
Food and beverage	24,494	8,537	60,976	39,417
Other	14,123	8,099	40,439	30,633
Total hotel revenue	116,177	44,754	297,135	175,169
EXPENSES
Hotel operating expenses:
Rooms	17,072	7,975	41,569	29,300
Food and beverage	20,252	7,994	50,526	35,544
Other expenses	36,124	20,516	98,143	75,585
Management fees	3,595	1,321	9,079	5,664
Total hotel operating expenses	77,043	37,806	199,317	146,093
Property taxes, insurance and other	12,622	6,929	27,076	21,833
Depreciation and amortization	18,284	18,507	54,881	55,398
Advisory services fee:
Base advisory fee	2,758	2,386	7,981	7,579
Reimbursable expenses	694	404	1,696	1,360
Incentive fee	(1,637)	—	—	—
Non-cash stock/unit-based compensation	2,994	1,785	6,666	5,606
(Gain) loss on legal settlements	—	—	(989)	—
Transaction costs	275	—	571	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	39	144	555	275
Other general and administrative	2,055	1,261	5,522	4,575
Total operating expenses	115,127	69,222	303,276	242,719
Gain (loss) on insurance settlement and disposition of assets	—	10,149	696	10,149
OPERATING INCOME (LOSS)	1,050	(14,319)	(5,445)	(57,401)
Equity in earnings (loss) of unconsolidated entity	(68)	(58)	(198)	(138)
Interest income	13	12	34	165
Other income (expense)	—	(3,604)	—	(3,806)
Interest expense	(7,935)	(8,170)	(20,597)	(35,460)
Amortization of loan costs	(429)	(689)	(1,749)	(2,707)
Write-off of loan costs and exit fees	(432)	(1,335)	(1,960)	(3,572)
Unrealized gain (loss) on derivatives	142	3,561	64	3,748
INCOME (LOSS) BEFORE INCOME TAXES	(7,659)	(24,602)	(29,851)	(99,171)
Income tax (expense) benefit	(560)	1,545	(766)	4,622
NET INCOME (LOSS)	(8,219)	(23,057)	(30,617)	(94,549)
(Income) loss attributable to noncontrolling interest in consolidated entities	450	1,999	2,546	4,975
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	823	2,381	3,184	10,036
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(6,946)	(18,677)	(24,887)	(79,538)
Preferred dividends	(1,977)	(2,554)	(6,258)	(7,664)
Gain (loss) on extinguishment of preferred stock	(111)	—	(4,595)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(9,034)	$(21,231)	$(35,740)	$(87,202)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.15)	$(0.63)	$(0.73)	$(2.63)
Weighted average common shares outstanding – basic	59,207	33,923	48,954	33,103
Diluted:
Net income (loss) attributable to common stockholders	$(0.15)	$(0.63)	$(0.73)	$(2.63)
Weighted average common shares outstanding – diluted	59,207	33,923	48,954	33,103
Dividends declared per common share:	$—	$—	$—	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income (loss)	$(8,219)	$(23,057)	$(30,617)	$(94,549)
Interest expense and amortization of loan costs	8,364	8,859	22,346	38,167
Depreciation and amortization	18,284	18,507	54,881	55,398
Income tax expense (benefit)	560	(1,545)	766	(4,622)
Equity in (earnings) loss of unconsolidated entity	68	58	198	138
Company's portion of EBITDA of OpenKey	(68)	(56)	(196)	(135)
EBITDA	18,989	2,766	47,378	(5,603)
(Gain) loss on insurance settlement and disposition of assets	—	(10,149)	(696)	(10,149)
EBITDAre	18,989	(7,383)	46,682	(15,752)
Amortization of favorable (unfavorable) contract assets (liabilities)	118	207	394	621
Transaction and conversion costs	980	517	2,148	1,128
Other (income) expense	—	3,604	—	3,806
Write-off of loan costs and exit fees	432	1,335	1,960	3,572
Unrealized (gain) loss on derivatives	(142)	(3,561)	(64)	(3,748)
Non-cash stock/unit-based compensation	3,044	2,006	7,265	6,039
Legal, advisory and settlement costs	107	142	(320)	1,168
Advisory services incentive fee	(1,637)	—	—	—
Company's portion of adjustments to EBITDAre of OpenKey	1	1	7	6
Adjusted EBITDAre	$21,892	$(3,132)	$58,072	$(3,160)
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income (loss)	$(8,219)	$(23,057)	$(30,617)	$(94,549)
(Income) loss attributable to noncontrolling interest in consolidated entities	450	1,999	2,546	4,975
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	823	2,381	3,184	10,036
Preferred dividends	(1,977)	(2,554)	(6,258)	(7,664)
Gain (loss) on extinguishment of preferred stock	(111)	—	(4,595)	—
Net income (loss) attributable to common stockholders	(9,034)	(21,231)	(35,740)	(87,202)
Depreciation and amortization on real estate	17,619	17,791	52,843	53,142
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(823)	(2,381)	(3,184)	(10,036)
Equity in (earnings) loss of unconsolidated entity	68	58	198	138
(Gain) loss on insurance settlement and disposition of assets	—	(10,149)	(696)	(10,149)
Company's portion of FFO of OpenKey	(68)	(57)	(197)	(137)
FFO available to common stockholders and OP unitholders	7,762	(15,969)	13,224	(54,244)
Series B Cumulative Convertible Preferred Stock dividends	1,058	1,729	3,689	5,189
(Gain) loss on extinguishment of preferred stock	111	—	4,595	—
Transaction and conversion costs	980	517	2,148	1,128
Other (income) expense	—	3,604	—	3,806
Interest expense on convertible notes	1,361	—	2,010	—
Interest expense accretion on refundable membership club deposits	190	201	582	616
Write-off of loan costs and exit fees	432	1,335	1,960	3,572
Amortization of loan costs	407	670	1,684	2,651
Unrealized (gain) loss on derivatives	(142)	(3,561)	(64)	(3,748)
Non-cash stock/unit-based compensation	3,044	2,006	7,265	6,039
Legal, advisory and settlement costs	107	142	(320)	1,168
Advisory services incentive fee	(1,637)	—	—	—
Company's portion of adjustments to FFO of OpenKey	1	1	7	6
Adjusted FFO available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$13,674	$(9,325)	$36,780	$(33,817)
Adjusted FFO per diluted share available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$0.17	$(0.21)	$0.56	$(0.77)
Weighted average diluted shares	82,585	44,793	65,593	44,088

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (6)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
JPMorgan	Park Hyatt Beaver Creek Resort & Spa	April 2022	April 2022	LIBOR + 3.00%	$—	$67,500	(1)	$67,500	$8,414	12.5%
BAML	See footnote	June 2022	June 2025	LIBOR + 2.16%	—	435,000	(2)	435,000	(6,573)	(1.5)%
Apollo	The Ritz-Carlton St. Thomas	August 2022	August 2024	LIBOR + 3.95%	—	42,500	(3)	42,500	23,163	54.5%
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR + 2.65%	—	99,750	(4)	99,750	21,563	21.6%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR + 2.55%	—	51,000	(4)	51,000	4,306	8.4%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	LIBOR + 2.55%	—	40,000	(4)	40,000	6,978	17.4%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(4)	54,000	3,426	6.3%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,203		195,203	(2,825)	(1.5)%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR + 3.60%	—	30,000	(5)	30,000	1,630	5.4%
BAML	Pier House Resort & Spa	September 2024	September 2024	LIBOR + 1.85%	—	80,000	(4)	80,000	15,180	19.0%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,094,953		$1,181,203	$75,262	6.4%
Percentage					7.3%	92.7%		100.0%
Weighted average interest rate					4.50%	2.50%		2.64%
All indebtedness is non-recourse.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in April 2021.
(2)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in August 2021. This mortgage loan has a LIBOR floor of 1.00%.
(4)    This mortgage loan has a LIBOR floor of 0.25%.
(5)    This mortgage loan has a LIBOR floor of 1.50%.
(6)    The final maturity date assumes all available extension options will be exercised.
(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2021
(dollars in thousands)
(unaudited)

Lender	Hotels	2021	2022	2023	2024	2025	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek Resort & Spa	$—	$67,500	$—	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	—	51,000	—	—	—	51,000
BAML	Bardessono Hotel and Spa	—	—	40,000	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	—	—	98,000	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	—	54,000	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	—	—	195,000	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	—	—	42,500	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	—	—	30,000	—	—	30,000
BAML	Pier House Resort & Spa	—	—	—	80,000	—	—	80,000
BAML	See footnote 1	—	—	—	—	435,000	—	435,000
Convertible Senior Notes	N/A	—	—	—	—	—	86,250	86,250
Principal due in future periods		$—	$67,500	$189,000	$401,500	$435,000	$86,250	$1,179,250
Scheduled amortization payments remaining		453	1,000	500	—	—	—	1,953
Total indebtedness		$453	$68,500	$189,500	$401,500	$435,000	$86,250	$1,181,203
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$77,301	$2,028	$79,329	$27,681	$1,960	$29,641	179.26%	167.63%
RevPAR	$220.31	$221.79	$222.52	$80.84	$82.59	$83.15	172.53%	167.63%
Occupancy	61.62%	62.54%	61.65%	26.80%	24.48%	26.79%	129.94%	130.12%
ADR	$357.51	$354.65	$360.94	$301.64	$337.32	$310.36	18.52%	16.30%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$194,330	$7,228	$201,558	$104,067	$6,510	$110,577	86.74%	82.28%
RevPAR	$189.67	$131.07	$190.53	$102.14	$112.46	$104.24	85.69%	82.78%
Occupancy	49.42%	40.65%	49.21%	31.10%	33.45%	31.20%	58.92%	57.74%
ADR	$383.76	$322.42	$387.20	$328.42	$336.23	$334.16	16.85%	15.87%

NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton in order to be comparable to the current period.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2021	2020	% Variance	2021	2020	% Variance
Total hotel revenue	$116,210	$44,754	159.66%	$297,168	$175,169	69.65%
Non-comparable adjustments	2,044	2,047		7,703	7,760
Comparable total hotel revenue	$118,254	$46,801	152.67%	$304,871	$182,929	66.66%

Hotel EBITDA	$27,261	$358	7,514.80%	$72,488	$11,864	510.99%
Non-comparable adjustments	518	66		1,228	460
Comparable hotel EBITDA	$27,779	$424	6,451.65%	$73,716	$12,324	498.15%
Hotel EBITDA margin	23.46%	0.80%	22.66%	24.39%	6.77%	17.62%
Comparable hotel EBITDA margin	23.49%	0.91%	22.58%	24.18%	6.74%	17.44%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$388	$(338)	214.79%	$10	$(465)	102.15%
Hotel EBITDA attributable to the Company and OP unitholders	$26,873	$696	3,761.06%	$72,478	$12,329	487.87%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$27,391	$762	3,494.62%	$73,706	$12,789	476.32%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$2,476	$—	$2,476	$331	$—	$331	648.04%	648.04%
Total hotel revenue	$3,325	$—	$3,325	$627	$—	$627	430.30%	430.30%
Hotel EBITDA	$(1,197)	$—	$(1,197)	$(1,640)	$—	$(1,640)	27.01%	27.01%
Hotel EBITDA margin	(36.00)%		(36.00)%	(261.56)%		(261.56)%	225.56%	225.56%
Selected Operating Information:
RevPAR	$48.93	$—	$48.93	$6.53	$—	$6.53	649.14%	649.14%
Occupancy	32.22%	—%	32.22%	5.23%	—%	5.23%	515.63%	515.63%
ADR	$151.88	$—	$151.88	$124.81	$—	$124.81	21.69%	21.69%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$6,157	$—	$6,157	$2,513	$—	$2,513	145.01%	145.01%
Total hotel revenue	$8,627	$—	$8,627	$3,410	$—	$3,410	152.99%	152.99%
Hotel EBITDA	$2,747	$—	$2,747	$288	$—	$288	853.82%	853.82%
Hotel EBITDA margin	31.84%		31.84%	8.45%		8.45%	23.39%	23.39%
Selected Operating Information:
RevPAR	$169.85	$—	$169.85	$69.32	$—	$69.32	145.02%	145.02%
Occupancy	73.12%	—%	73.12%	48.47%	—%	48.47%	50.85%	50.85%
ADR	$232.29	$—	$232.29	$143.02	$—	$143.02	62.42%	62.42%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$5,233	$—	$5,233	$1,706	$—	$1,706	206.74%	206.74%
Total hotel revenue	$6,818	$—	$6,818	$2,073	$—	$2,073	228.90%	228.90%
Hotel EBITDA	$(2,086)	$—	$(2,086)	$(1,152)	$—	$(1,152)	(81.08)%	(81.08)%
Hotel EBITDA margin	(30.60)%		(30.60)%	(55.57)%		(55.57)%	24.97%	24.97%
Selected Operating Information:
RevPAR	$137.07	$—	$137.07	$44.69	$—	$44.69	206.74%	206.74%
Occupancy	61.87%	—%	61.87%	29.44%	—%	29.44%	110.17%	110.17%
ADR	$221.54	$—	$221.54	$151.79	$—	$151.79	45.95%	45.95%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,427	$—	$6,427	$2,706	$—	$2,706	137.51%	137.51%
Total hotel revenue	$8,003	$—	$8,003	$3,408	$—	$3,408	134.83%	134.83%
Hotel EBITDA	$3,573	$—	$3,573	$1,156	$—	$1,156	209.08%	209.08%
Hotel EBITDA margin	44.65%		44.65%	33.92%		33.92%	10.73%	10.73%
Selected Operating Information:
RevPAR	$1,074.83	$—	$1,074.83	$452.50	$—	$452.50	137.53%	137.53%
Occupancy	79.82%	—%	79.82%	51.47%	—%	51.47%	55.07%	55.07%
ADR	$1,346.63	$—	$1,346.63	$879.12	$—	$879.12	53.18%	53.18%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,756	$—	$5,756	$2,389	$—	$2,389	140.94%	140.94%
Total hotel revenue	$7,235	$—	$7,235	$3,168	$—	$3,168	128.38%	128.38%
Hotel EBITDA	$3,915	$—	$3,915	$1,155	$—	$1,155	238.96%	238.96%
Hotel EBITDA margin	54.11%		54.11%	36.46%		36.46%	17.65%	17.65%
Selected Operating Information:
RevPAR	$440.63	$—	$440.63	$182.88	$—	$182.88	140.94%	140.94%
Occupancy	76.73%	—%	76.73%	56.95%	—%	56.95%	34.73%	34.73%
ADR	$574.26	$—	$574.26	$321.12	$—	$321.12	78.83%	78.83%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,584	$—	$4,584	$1,641	$—	$1,641	179.34%	179.34%
Total hotel revenue	$5,269	$—	$5,269	$1,983	$—	$1,983	165.71%	165.71%
Hotel EBITDA	$2,654	$—	$2,654	$400	$—	$400	563.50%	563.50%
Hotel EBITDA margin	50.37%		50.37%	20.17%		20.17%	30.20%	30.20%
Selected Operating Information:
RevPAR	$622.77	$—	$622.77	$222.99	$—	$222.99	179.28%	179.28%
Occupancy	70.27%	—%	70.27%	35.72%	—%	35.72%	96.73%	96.73%
ADR	$886.24	$—	$886.24	$624.27	$—	$624.27	41.96%	41.96%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$4,123	$—	$4,123	$1,688	$—	$1,688	144.25%	144.25%
Total hotel revenue	$10,443	$—	$10,443	$4,039	$—	$4,039	158.55%	158.55%
Hotel EBITDA	$3,529	$—	$3,529	$283	$—	$283	1,147.00%	1,147.00%
Hotel EBITDA margin	33.79%		33.79%	7.01%		7.01%	26.78%	26.78%
Selected Operating Information:
RevPAR	$235.90	$—	$235.90	$96.54	$—	$96.54	144.34%	144.34%
Occupancy	73.67%	—%	73.67%	34.74%	—%	34.74%	112.05%	112.05%
ADR	$320.20	$—	$320.20	$277.89	$—	$277.89	15.23%	15.23%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$3,911	$—	$3,911	$1,088	$—	$1,088	259.47%	259.47%
Total hotel revenue	$4,734	$—	$4,734	$1,155	$—	$1,155	309.87%	309.87%
Hotel EBITDA	$1,255	$—	$1,255	$(646)	$—	$(646)	294.27%	294.27%
Hotel EBITDA margin	26.51%		26.51%	(55.93)%		(55.93)%	82.44%	82.44%
Selected Operating Information:
RevPAR	$85.19	$—	$85.19	$23.69	$—	$23.69	259.59%	259.59%
Occupancy	45.83%	—%	45.83%	14.13%	—%	14.13%	224.21%	224.21%
ADR	$185.90	$—	$185.90	$167.61	$—	$167.61	10.91%	10.91%

THE CLANCY
Selected Financial Information:
Rooms revenue	$5,186	$—	$5,186	$1	$—	$1	518,500.00%	518,500.00%
Total hotel revenue	$6,179	$—	$6,179	$55	$—	$55	11,134.55%	11,134.55%
Hotel EBITDA	$437	$—	$437	$(1,995)	$—	$(1,995)	121.90%	121.90%
Hotel EBITDA margin	7.07%		7.07%	(3,627.27)%		(3,627.27)%	3,634.34%	3,634.34%
Selected Operating Information:
RevPAR	$137.48	$—	$137.48	$0.02	$—	$0.02	577,223.88%	577,223.88%
Occupancy	74.69%	—%	74.69%	—%	—%	—%	—%	—%
ADR	$184.06	$—	$184.06	$—	$—	$—	—%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$7,982	$—	$7,982	$4,714	$—	$4,714	69.33%	69.33%
Total hotel revenue	$16,468	$—	$16,468	$10,372	$—	$10,372	58.77%	58.77%
Hotel EBITDA	$3,634	$—	$3,634	$1,794	$—	$1,794	102.56%	102.56%
Hotel EBITDA margin	22.07%		22.07%	17.30%		17.30%	4.77%	4.77%
Selected Operating Information:
RevPAR	$326.15	$—	$326.15	$192.64	$—	$192.64	69.30%	69.30%
Occupancy	66.86%	—%	66.86%	54.97%	—%	54.97%	21.63%	21.63%
ADR	$487.83	$—	$487.83	$350.45	$—	$350.45	39.20%	39.20%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$4,690	$918	$5,608	$4,206	$874	$5,080	11.51%	10.39%
Total hotel revenue	$10,171	$413	$10,584	$7,079	$393	$7,472	43.68%	41.65%
Hotel EBITDA	$1,410	$—	$1,410	$1,132	$—	$1,132	24.56%	24.56%
Hotel EBITDA margin	13.86%		13.32%	15.99%		15.15%	(2.13)%	(1.83)%
Selected Operating Information:
RevPAR	$294.25	$—	$338.66	$268.91	$—	$306.77	9.42%	10.40%
Occupancy	48.76%	—%	49.55%	58.77%	—%	58.63%	(17.03)%	(15.49)%
ADR	$603.50	$—	$683.52	$457.60	$—	$523.23	31.88%	30.63%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$6,906	$—	$6,906	$1,056	$—	$1,056	553.98%	553.98%
Total hotel revenue	$8,248	$—	$8,248	$1,177	$—	$1,177	600.76%	600.76%
Hotel EBITDA	$1,690	$—	$1,690	$(519)	$—	$(519)	425.63%	425.63%
Hotel EBITDA margin	20.49%		20.49%	(44.10)%		(44.10)%	64.59%	64.59%
Selected Operating Information:
RevPAR	$207.94	$—	$207.94	$31.81	$—	$31.81	553.77%	553.77%
Occupancy	79.44%	—%	79.44%	16.28%	—%	16.28%	387.85%	387.85%
ADR	$261.76	$—	$261.76	$195.33	$—	$195.33	34.01%	34.01%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$12,335	$—	$12,335	$3,642	$—	$3,642	238.69%	238.69%
Total hotel revenue	$18,418	$—	$18,418	$6,208	$—	$6,208	196.68%	196.68%
Hotel EBITDA	$5,271	$—	$5,271	$102	$—	$102	5,067.65%	5,067.65%
Hotel EBITDA margin	28.62%		28.62%	1.64%		1.64%	26.98%	26.98%
Selected Operating Information:
RevPAR	$744.89	$—	$744.89	$219.95	$—	$219.95	238.66%	238.66%
Occupancy	77.18%	—%	77.18%	39.55%	—%	39.55%	95.13%	95.13%
ADR	$965.14	$—	$965.14	$556.10	$—	$556.10	73.55%	73.55%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$1,535	$1,110	$2,645	$—	$1,086	$1,086	—%	143.55%
Total hotel revenue	$2,272	$1,631	$3,903	$—	$1,654	$1,654	—%	135.97%
Hotel EBITDA	$429	$518	$947	$—	$66	$66	—%	1,334.85%
Hotel EBITDA margin	18.88%		24.26%	—%		3.99%	18.88%	20.27%
Selected Operating Information:
RevPAR	$188.14	$221.79	$200.94	$—	$82.59	$82.59	—%	143.31%
Occupancy	54.42%	62.54%	57.51%	—%	24.48%	24.48%	—%	134.90%
ADR	$345.71	$354.65	$349.41	$—	$337.32	$337.32	—%	3.58%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$77,301	$2,028	$79,329	$27,681	$1,960	$29,641	179.26%	167.63%
Total hotel revenue	$116,210	$2,044	$118,254	$44,754	$2,047	$46,801	159.66%	152.67%
Hotel EBITDA	$27,261	$518	$27,779	$358	$66	$424	7,514.80%	6,451.65%
Hotel EBITDA margin	23.46%		23.49%	0.80%		0.91%	22.66%	22.58%
Selected Operating Information:
RevPAR	$220.31	$221.79	$222.52	$80.84	$82.59	$83.15	172.53%	167.63%
Occupancy	61.62%	62.54%	61.65%	26.80%	24.48%	26.79%	129.94%	130.12%
ADR	$357.51	$354.65	$360.94	$301.64	$337.32	$310.36	18.52%	16.30%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$5,711	$—	$5,711	$6,857	$—	$6,857	(16.71)%	(16.71)%
Total hotel revenue	$7,310	$—	$7,310	$11,513	$—	$11,513	(36.51)%	(36.51)%
Hotel EBITDA	$(3,751)	$—	$(3,751)	$(3,202)	$—	$(3,202)	(17.15)%	(17.15)%
Hotel EBITDA margin	(51.31)%		(51.31)%	(27.81)%		(27.81)%	(23.50)%	(23.50)%
Selected Operating Information:
RevPAR	$38.04	$—	$38.04	$45.50	$—	$45.50	(16.40)%	(16.40)%
Occupancy	26.00%	—%	26.00%	21.52%	—%	21.52%	20.85%	20.85%
ADR	$146.29	$—	$146.29	$211.48	$—	$211.48	(30.83)%	(30.83)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$12,065	$—	$12,065	$8,136	$—	$8,136	48.29%	48.29%
Total hotel revenue	$17,493	$—	$17,493	$13,471	$—	$13,471	29.86%	29.86%
Hotel EBITDA	$3,790	$—	$3,790	$1,343	$—	$1,343	182.20%	182.20%
Hotel EBITDA margin	21.67%		21.67%	9.97%		9.97%	11.70%	11.70%
Selected Operating Information:
RevPAR	$112.16	$—	$112.16	$75.37	$—	$75.37	48.83%	48.83%
Occupancy	55.87%	—%	55.87%	40.82%	—%	40.82%	36.86%	36.86%
ADR	$200.77	$—	$200.77	$184.62	$—	$184.62	8.75%	8.75%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$9,607	$—	$9,607	$4,638	$—	$4,638	107.14%	107.14%
Total hotel revenue	$12,419	$—	$12,419	$6,257	$—	$6,257	98.48%	98.48%
Hotel EBITDA	$(3,434)	$—	$(3,434)	$(4,783)	$—	$(4,783)	28.20%	28.20%
Hotel EBITDA margin	(27.65)%		(27.65)%	(76.44)%		(76.44)%	48.79%	48.79%
Selected Operating Information:
RevPAR	$84.80	$—	$84.80	$40.79	$—	$40.79	107.92%	107.92%
Occupancy	42.08%	—%	42.08%	29.02%	—%	29.02%	44.98%	44.98%
ADR	$201.54	$—	$201.54	$140.54	$—	$140.54	43.41%	43.41%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$12,992	$—	$12,992	$5,299	$—	$5,299	145.18%	145.18%
Total hotel revenue	$16,507	$—	$16,507	$7,114	$—	$7,114	132.04%	132.04%
Hotel EBITDA	$6,437	$—	$6,437	$477	$—	$477	1,249.48%	1,249.48%
Hotel EBITDA margin	39.00%		39.00%	6.71%		6.71%	32.29%	32.29%
Selected Operating Information:
RevPAR	$732.19	$—	$732.19	$297.57	$—	$297.57	146.06%	146.06%
Occupancy	66.89%	—%	66.89%	39.48%	—%	39.48%	69.42%	69.42%
ADR	$1,094.59	$—	$1,094.59	$753.66	$—	$753.66	45.24%	45.24%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,036	$—	$18,036	$8,743	$—	$8,743	106.29%	106.29%
Total hotel revenue	$22,712	$—	$22,712	$11,193	$—	$11,193	102.91%	102.91%
Hotel EBITDA	$13,074	$—	$13,074	$4,601	$—	$4,601	184.16%	184.16%
Hotel EBITDA margin	57.56%		57.56%	41.11%		41.11%	16.45%	16.45%
Selected Operating Information:
RevPAR	$465.26	$—	$465.26	$224.70	$—	$224.70	107.06%	107.06%
Occupancy	83.99%	—%	83.99%	50.78%	—%	50.78%	65.39%	65.39%
ADR	$553.97	$—	$553.97	$442.48	$—	$442.48	25.20%	25.20%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$9,031	$—	$9,031	$3,424	$—	$3,424	163.76%	163.76%
Total hotel revenue	$10,555	$—	$10,555	$4,397	$—	$4,397	140.05%	140.05%
Hotel EBITDA	$4,312	$—	$4,312	$(80)	$—	$(80)	5,490.00%	5,490.00%
Hotel EBITDA margin	40.85%		40.85%	(1.82)%		(1.82)%	42.67%	42.67%
Selected Operating Information:
RevPAR	$413.47	$—	$413.47	$156.20	$—	$156.20	164.71%	164.71%
Occupancy	57.78%	—%	57.78%	30.57%	—%	30.57%	89.05%	89.05%
ADR	$715.55	$—	$715.55	$511.03	$—	$511.03	40.02%	40.02%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$12,058	$—	$12,058	$9,955	$—	$9,955	21.13%	21.13%
Total hotel revenue	$26,460	$—	$26,460	$19,827	$—	$19,827	33.45%	33.45%
Hotel EBITDA	$7,586	$—	$7,586	$4,149	$—	$4,149	82.84%	82.84%
Hotel EBITDA margin	28.67%		28.67%	20.93%		20.93%	7.74%	7.74%
Selected Operating Information:
RevPAR	$232.47	$—	$232.47	$191.22	$—	$191.22	21.57%	21.57%
Occupancy	56.60%	—%	56.60%	33.35%	—%	33.35%	69.74%	69.74%
ADR	$410.68	$—	$410.68	$573.41	$—	$573.41	(28.38)%	(28.38)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,568	$—	$7,568	$6,088	$—	$6,088	24.31%	24.31%
Total hotel revenue	$8,764	$—	$8,764	$7,680	$—	$7,680	14.11%	14.11%
Hotel EBITDA	$631	$—	$631	$(1,128)	$—	$(1,128)	155.94%	155.94%
Hotel EBITDA margin	7.20%		7.20%	(14.69)%		(14.69)%	21.89%	21.89%
Selected Operating Information:
RevPAR	$55.55	$—	$55.55	$44.53	$—	$44.53	24.77%	24.77%
Occupancy	32.83%	—%	32.83%	26.17%	—%	26.17%	25.43%	25.43%
ADR	$169.22	$—	$169.22	$170.12	$—	$170.12	(0.53)%	(0.53)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$9,153	$—	$9,153	$7,538	$—	$7,538	21.42%	21.42%
Total hotel revenue	$10,867	$—	$10,867	$8,791	$—	$8,791	23.62%	23.62%
Hotel EBITDA	$(2,374)	$—	$(2,374)	$(1,705)	$—	$(1,705)	(39.24)%	(39.24)%
Hotel EBITDA margin	(21.85)%		(21.85)%	(19.39)%		(19.39)%	(2.46)%	(2.46)%
Selected Operating Information:
RevPAR	$81.77	$—	$81.77	$67.10	$—	$67.10	21.87%	21.87%
Occupancy	49.88%	—%	49.88%	21.57%	—%	21.57%	131.30%	131.30%
ADR	$163.93	$—	$163.93	$311.13	$—	$311.13	(47.31)%	(47.31)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$29,928	$—	$29,928	$15,658	$—	$15,658	91.14%	91.14%
Total hotel revenue	$59,295	$—	$59,295	$36,035	$—	$36,035	64.55%	64.55%
Hotel EBITDA	$18,719	$—	$18,719	$8,658	$—	$8,658	116.20%	116.20%
Hotel EBITDA margin	31.57%		31.57%	24.03%		24.03%	7.54%	7.54%
Selected Operating Information:
RevPAR	$412.12	$—	$412.12	$214.83	$—	$214.83	91.84%	91.84%
Occupancy	76.47%	—%	76.47%	51.81%	—%	51.81%	47.58%	47.58%
ADR	$538.95	$—	$538.95	$414.62	$—	$414.62	29.98%	29.98%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$14,769	$3,180	$17,949	$11,952	$2,103	$14,055	23.57%	27.71%
Total hotel revenue	$29,823	$1,431	$31,254	$21,038	$808	$21,846	41.76%	43.07%
Hotel EBITDA	$3,941	$—	$3,941	$2,382	$—	$2,382	65.45%	65.45%
Hotel EBITDA margin	13.21%		12.61%	11.32%		10.90%	1.89%	1.71%
Selected Operating Information:
RevPAR	$316.19	$—	$365.26	$256.59	$—	$284.98	23.22%	28.17%
Occupancy	54.07%	—%	54.67%	42.66%	—%	42.18%	26.75%	29.62%
ADR	$584.75	$—	$668.09	$601.48	$—	$675.63	(2.78)%	(1.12)%
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$10,980	$—	$10,980	$4,821	$—	$4,821	127.75%	127.75%
Total hotel revenue	$13,067	$—	$13,067	$6,155	$—	$6,155	112.30%	112.30%
Hotel EBITDA	$2,216	$—	$2,216	$(1,221)	$—	$(1,221)	281.49%	281.49%
Hotel EBITDA margin	16.96%		16.96%	(19.84)%		(19.84)%	36.80%	36.80%
Selected Operating Information:
RevPAR	$111.42	$—	$111.42	$48.74	$—	$48.74	128.58%	128.58%
Occupancy	48.18%	—%	48.18%	23.00%	—%	23.00%	109.43%	109.43%
ADR	$231.28	$—	$231.28	$211.90	$—	$211.90	9.14%	9.14%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$40,897	$—	$40,897	$10,958	$—	$10,958	273.22%	273.22%
Total hotel revenue	$59,624	$—	$59,624	$21,698	$—	$21,698	174.79%	174.79%
Hotel EBITDA	$20,912	$—	$20,912	$2,373	$—	$2,373	781.25%	781.25%
Hotel EBITDA margin	35.07%		35.07%	10.94%		10.94%	24.13%	24.13%
Selected Operating Information:
RevPAR	$832.26	$—	$832.26	$226.68	$—	$226.68	267.14%	267.14%
Occupancy	81.22%	—%	81.22%	33.36%	—%	33.36%	143.48%	143.48%
ADR	$1,024.73	$—	$1,024.73	$679.57	$—	$679.57	50.79%	50.79%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$1,535	$4,048	$5,583	$—	$4,407	$4,407	—%	26.68%
Total hotel revenue	$2,272	$6,272	$8,544	$—	$6,952	$6,952	—%	22.90%
Hotel EBITDA	$429	$1,228	$1,657	$—	$460	$460	—%	260.22%
Hotel EBITDA margin	18.88%		19.39%	—%		6.62%	18.88%	12.77%
Selected Operating Information:
RevPAR	$188.14	$131.07	$142.99	$—	$112.46	$112.46	—%	27.15%
Occupancy	54.42%	40.65%	43.53%	—%	33.45%	33.45%	—%	30.14%
ADR	$345.71	$322.42	$328.50	$—	$336.23	$336.23	—%	(2.30)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$194,330	$7,228	$201,558	$104,067	$6,510	$110,577	86.74%	82.28%
Total hotel revenue	$297,168	$7,703	$304,871	$175,169	$7,760	$182,929	69.65%	66.66%
Hotel EBITDA	$72,488	$1,228	$73,716	$11,864	$460	$12,324	510.99%	498.15%
Hotel EBITDA margin	24.39%		24.18%	6.77%		6.74%	17.62%	17.44%
Selected Operating Information:
RevPAR	$189.67	$131.07	$190.53	$102.14	$112.46	$104.24	85.69%	82.78%
Occupancy	49.42%	41.00%	49.21%	31.10%	33.45%	31.20%	58.92%	57.74%
ADR	$383.76	$322.42	$387.20	$328.42	$336.23	$334.16	16.85%	15.87%
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$6,449	$—	$6,449
Total hotel revenue	$8,514	$—	$8,514
Hotel EBITDA	$(5,625)	$—	$(5,625)
Hotel EBITDA margin	(66.07)%		(66.07)%
Selected Operating Information:
RevPAR	$128.62	$—	$128.62
Occupancy	22.50%	—%	22.50%
ADR	$553.94	$—	$553.94

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$13,488	$—	$13,488
Total hotel revenue	$19,411	$—	$19,411
Hotel EBITDA	$2,800	$—	$2,800
Hotel EBITDA margin	14.42%		14.42%
Selected Operating Information:
RevPAR	$93.78	$—	$93.78
Occupancy	49.09%	—%	49.09%
ADR	$191.06	$—	$191.06

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$10,947	$—	$10,947
Total hotel revenue	$14,045	$—	$14,045
Hotel EBITDA	$(4,039)	$—	$(4,039)
Hotel EBITDA margin	(28.76)%		(28.76)%
Selected Operating Information:
RevPAR	$72.28	$—	$72.28
Occupancy	37.63%	—%	37.63%
ADR	$192.09	$—	$192.09

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$15,160	$—	$15,160
Total hotel revenue	$19,313	$—	$19,313
Hotel EBITDA	$6,978	$—	$6,978
Hotel EBITDA margin	36.13%		36.13%
Selected Operating Information:
RevPAR	$639.01	$—	$639.01
Occupancy	60.83%	—%	60.83%
ADR	$1,050.55	$—	$1,050.55

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$21,558	$—	$21,558
Total hotel revenue	$27,272	$—	$27,272
Hotel EBITDA	$15,180	$—	$15,180
Hotel EBITDA margin	55.66%		55.66%
Selected Operating Information:
RevPAR	$415.95	$—	$415.95
Occupancy	80.26%	—%	80.26%
ADR	$518.26	$—	$518.26

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,147	$—	$10,147
Total hotel revenue	$11,909	$—	$11,909
Hotel EBITDA	$4,306	$—	$4,306
Hotel EBITDA margin	36.16%		36.16%
Selected Operating Information:
RevPAR	$347.43	$—	$347.43
Occupancy	49.82%	—%	49.82%
ADR	$697.45	$—	$697.45

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$14,950	$—	$14,950
Total hotel revenue	$32,188	$—	$32,188
Hotel EBITDA	$8,414	$—	$8,414
Hotel EBITDA margin	26.14%		26.14%
Selected Operating Information:
RevPAR	$215.58	$—	$215.58
Occupancy	51.32%	—%	51.32%
ADR	$420.11	$—	$420.11

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$8,829	$—	$8,829
Total hotel revenue	$10,084	$—	$10,084
Hotel EBITDA	$126	$—	$126
Hotel EBITDA margin	1.25%		1.25%
Selected Operating Information:
RevPAR	$22.64	$—	$22.64
Occupancy	29.18%	—%	29.18%
ADR	$77.60	$—	$77.60

THE CLANCY
Selected Financial Information:
Rooms revenue	$9,864	$—	$9,864
Total hotel revenue	$11,699	$—	$11,699
Hotel EBITDA	$(4,364)	$—	$(4,364)
Hotel EBITDA margin	(37.30)%		(37.30)%
Selected Operating Information:
RevPAR	$12.57	$—	$12.57
Occupancy	40.69%	—%	40.69%
ADR	$30.90	$—	$30.90

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$35,834	$—	$35,834
Total hotel revenue	$72,791	$—	$72,791
Hotel EBITDA	$21,563	$—	$21,563
Hotel EBITDA margin	29.62%		29.62%
Selected Operating Information:
RevPAR	$246.07	$—	$246.07
Occupancy	72.40%	—%	72.40%
ADR	$339.88	$—	$339.88

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$17,857	$3,950	$21,807
Total hotel revenue	$36,022	$1,778	$37,800
Hotel EBITDA	$3,426	$—	$3,426
Hotel EBITDA margin	9.51%		9.06%
Selected Operating Information:
RevPAR	$286.40	$—	$331.92
Occupancy	52.22%	—%	52.66%
ADR	$548.41	$—	$630.32
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$11,763	$—	$11,763
Total hotel revenue	$13,933	$—	$13,933
Hotel EBITDA	$1,704	$—	$1,704
Hotel EBITDA margin	12.23%		12.23%
Selected Operating Information:
RevPAR	$21.28	$—	$21.28
Occupancy	39.50%	—%	39.50%
ADR	$53.88	$—	$53.88

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$46,710	$—	$46,710
Total hotel revenue	$69,520	$—	$69,520
Hotel EBITDA	$23,163	$—	$23,163
Hotel EBITDA margin	33.32%		33.32%
Selected Operating Information:
RevPAR	$350.20	$—	$350.20
Occupancy	74.58%	—%	74.58%
ADR	$469.56	$—	$469.56

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$1,535	$5,015	$6,550
Total hotel revenue	$2,272	$7,725	$9,997
Hotel EBITDA	$429	$1,201	$1,630
Hotel EBITDA margin	18.88%		16.30%
Selected Operating Information:
RevPAR	$188.14	$113.88	$125.48
Occupancy	54.42%	35.02%	38.05%
ADR	$345.71	$325.19	$329.77

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$225,091	$8,965	$234,056
Total hotel revenue	$348,973	$9,503	$358,476
Hotel EBITDA	$74,061	$1,201	$75,262
Hotel EBITDA margin	21.22%		20.99%
Selected Operating Information:
RevPAR	$164.66	$189.18	$165.48
Occupancy	43.99%	36.84%	43.75%
ADR	$374.35	$513.52	$378.27
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2021	2021	2021	2021	2021	2021	2020	2020	2020
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$116,210	$2,044	$118,254	$97,110	$3,551	$100,661	$83,848	$2,108	$85,956	$51,805	$1,800	$53,605
Hotel EBITDA	$27,261	$518	$27,779	$24,728	$619	$25,347	$20,499	$91	$20,590	$1,573	$(27)	$1,546
Hotel EBITDA Margin	23.46%		23.49%	25.46%		25.18%	24.45%		23.95%	3.04%		2.88%

EBITDA % of Total TTM	36.8%		36.9%	33.4%		33.7%	27.7%		27.4%	2.1%		2.0%

JV Interests in EBITDA	$388	$—	$388	$27	$—	$27	$(405)	$—	$(405)	$(716)	$—	$(716)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total Hotel Revenue	$348,973	$9,503	$358,476
Hotel EBITDA	$74,061	$1,201	$75,262
Hotel EBITDA Margin	21.22%		20.99%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$(706)	$—	$(706)
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2021
(in thousands, except share price)
(unaudited)

September 30, 2021
Common stock shares outstanding	63,974
Partnership units outstanding (common stock equivalents)	8,084
Combined common stock shares and partnership units outstanding	72,058
Common stock price	$4.85
Market capitalization	$349,482
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$6,641
Series M redeemable preferred stock	$366
Indebtedness	$1,181,203
Joint venture partner's share of consolidated indebtedness	$(48,801)
Net working capital (see below)	$(188,775)
Total enterprise value (TEV)	$1,417,066

Cash and cash equivalents	$194,407
Restricted cash	$44,051
Accounts receivable, net	$16,919
Prepaid expenses	$4,123
Due from affiliates, net	$1,109
Due from third-party hotel managers, net	$18,816
Total current assets	$279,425

Accounts payable, net & accrued expenses	$88,538
Dividends and distributions payable	$2,112
Total current liabilities	$90,650

Net working capital*	$188,775
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2021	2021	2020	September 30, 2021
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$3,548	$2,585	$(698)	$(19,811)	$(14,376)
Non-property adjustments	945	(386)	(496)	—	63
Interest income	(10)	(10)	(8)	(10)	(38)
Interest expense	3,517	3,216	3,160	3,236	13,129
Amortization of loan costs	320	307	303	301	1,231
Depreciation and amortization	18,284	18,244	18,353	17,973	72,854
Income tax expense (benefit)	6	17	1	(336)	(312)
Non-hotel EBITDA ownership expense	651	755	(116)	220	1,510
Hotel EBITDA including amounts attributable to noncontrolling interest	27,261	24,728	20,499	1,573	74,061
Non-comparable adjustments	518	619	91	(27)	1,201
Comparable hotel EBITDA	$27,779	$25,347	$20,590	$1,546	$75,262

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,090)	$1,642	$(3,735)	$2,520	$2,740	$1,604	$2,099	$(875)	$(2,710)	$1,000	$196	$675	$2,685	$(1,203)	$3,548	$(11,767)	$(8,219)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	945	945	(945)	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(3)	(1)	—	(10)	10	—
Interest expense	—	—	—	262	405	329	533	—	—	882	304	20	538	244	3,517	4,420	7,937
Amortization of loan cost	—	—	—	38	74	40	—	—	—	89	36	—	17	26	320	107	427
Depreciation and amortization	1,827	1,081	1,645	611	685	661	866	2,030	3,129	1,675	727	962	2,012	373	18,284	—	18,284
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	3	—	6	554	560
Non-hotel EBITDA ownership expense	66	24	4	142	11	20	31	97	19	(7)	147	36	17	44	651	(651)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,197)	2,747	(2,086)	3,573	3,915	2,654	3,529	1,255	437	3,634	1,410	1,690	5,271	429	27,261	(8,272)	18,989
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	300	(688)	—	—	—	—	—	—	—	—	—	—	—	—	(388)	388	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68	68
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(68)	(68)
Hotel EBITDA attributable to the Company and OP unitholders	$(897)	$2,059	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$429	$26,873	$(7,884)	$18,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	518
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$27,779
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,915	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,915
BAML (Bardessono Hotel and Spa)	—	—	—	3,573	—	—	—	—	—	—	—	—	—	—	3,573
BAML (Hotel Yountville)	—	—	—	—	—	2,654	—	—	—	—	—	—	—	—	2,654
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	5,271	—	5,271
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,197)	2,747	—	—	—	—	—	—	—	—	—	—	—	—	1,550
BAML Pool (see footnote 3)	—	—	(2,086)	—	—	—	—	1,255	437	—	—	1,690	—	—	1,296
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	3,529	—	—	—	—	—	—	—	3,529
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	3,634	—	—	—	—	3,634
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,410	—	—	—	1,410
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	947	947
Total	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$27,779

NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Seattle Marriott Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,754)	$717	$(1,804)	$1,703	$3,834	$743	$(1,811)	$(2,019)	$(4,161)	$4,906	$(1,527)	$187	$5,571	$—	$2,585	$(13,949)	$(11,364)
Non-property adjustments	—	—	—	(100)	(97)	—	—	—	—	—	—	—	(189)	—	(386)	386	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	—	—	(10)	10	—
Interest expense	—	—	—	259	400	325	523	—	—	876	301	—	532	—	3,216	3,417	6,633
Amortization of loan cost	—	—	—	38	73	40	7	—	—	88	36	—	25	—	307	286	593
Depreciation and amortization	1,875	1,086	1,654	674	759	630	880	2,168	3,127	1,736	742	971	1,942	—	18,244	—	18,244
Income tax expense (benefit)	—	—	—	—	—	—	—	1	—	—	—	—	16	—	17	44	61
Non-hotel EBITDA ownership expense	173	12	(6)	84	(56)	21	—	4	11	123	142	8	239	—	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,706)	1,815	(156)	2,658	4,913	1,759	(401)	154	(1,024)	7,723	(306)	1,163	8,136	—	24,728	(10,561)	14,167
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	428	(455)	—	—	—	—	—	—	—	—	—	—	—	—	(27)	27	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(65)	(65)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,278)	$1,360	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$—	$24,701	$(10,533)	$14,168
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	619	619
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$25,347

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,913	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,913
BAML (Bardessono Hotel and Spa)	—	—	—	2,658	—	—	—	—	—	—	—	—	—	—	2,658
BAML (Hotel Yountville)	—	—	—	—	—	1,759	—	—	—	—	—	—	—	—	1,759
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,136	—	8,136
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,706)	1,815	—	—	—	—	—	—	—	—	—	—	—	—	109
BAML Pool (see footnote 3)	—	—	(156)	—	—	—	—	154	(1,024)	—	—	1,163	—	—	137
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(401)	—	—	—	—	—	—	—	(401)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,723	—	—	—	—	7,723
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(306)	—	—	—	(306)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	619	619
Total	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$25,347
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,791)	$(1,832)	$(2,866)	$(901)	$3,050	$(1,096)	$3,140	$(2,684)	$(5,258)	$4,924	$1,580	$(1,416)	$5,452	$—	$(698)	$(10,336)	$(11,034)
Non-property adjustments	—	—	—	(17)	1	—	—	—	—	1	1	—	(482)	—	(496)	496	—
Interest income	—	—	—	—	—	—	—	—	—	(5)	—	(3)	—	—	(8)	8	—
Interest expense	—	—	—	256	396	321	485	—	—	880	296	—	526	—	3,160	2,869	6,029
Amortization of loan cost	—	—	—	37	72	40	7	—	—	86	35	—	26	—	303	424	727
Depreciation and amortization	1,925	1,091	1,655	691	743	616	879	2,154	3,504	1,514	708	988	1,885	—	18,353	—	18,353
Income tax expense (benefit)	—	(43)	—	—	—	—	—	1	—	—	—	—	43	—	1	144	145
Non-hotel EBITDA ownership expense	18	12	19	140	(16)	18	(53)	(249)	(33)	(38)	217	(206)	55	—	(116)	116	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(848)	(772)	(1,192)	206	4,246	(101)	4,458	(778)	(1,787)	7,362	2,837	(637)	7,505	—	20,499	(6,279)	14,220
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	213	192	—	—	—	—	—	—	—	—	—	—	—	—	405	(405)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64	64
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$(635)	$(580)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$—	$20,904	$(6,683)	$14,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	91	91
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$91	$20,590

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,246	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,246
BAML (Bardessono Hotel and Spa)	—	—	—	206	—	—	—	—	—	—	—	—	—	—	206
BAML (Hotel Yountville)	—	—	—	—	—	(101)	—	—	—	—	—	—	—	—	(101)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	7,505	—	7,505
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(848)	(772)	—	—	—	—	—	—	—	—	—	—	—	—	(1,620)
BAML Pool (see footnote 3)	—	—	(1,192)	—	—	—	—	(778)	(1,787)	—	—	(637)	—	—	(4,394)
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	4,458	—	—	—	—	—	—	—	4,458
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,362	—	—	—	—	7,362
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,837	—	—	—	2,837
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	91	91
Total	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$91	$20,590
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,661)	$(1,778)	$(2,247)	$(565)	$861	$(991)	$(533)	$(2,571)	$(5,156)	$372	$(1,872)	$(1,492)	$(178)	$—	$(19,811)	$(10,317)	$(30,128)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	—	—	—	—	—	—	—	—	(5)	—	(3)	—	—	(10)	10	—
Interest expense	—	—	—	263	404	329	500	—	—	896	306	—	538	—	3,236	2,999	6,235
Amortization of loan cost	—	—	—	37	72	39	7	—	—	85	35	—	26	—	301	401	702
Depreciation and amortization	1,896	1,097	1,668	694	763	612	873	2,168	3,054	1,523	697	997	1,931	—	17,973	—	17,973
Income tax expense (benefit)	—	(229)	—	—	—	—	—	(17)	—	—	—	—	(90)	—	(336)	552	216
Non-hotel EBITDA ownership expense	(107)	(80)	(26)	112	6	5	(19)	(85)	112	(27)	319	(14)	24	—	220	(220)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,874)	(990)	(605)	541	2,106	(6)	828	(505)	(1,990)	2,844	(515)	(512)	2,251	—	1,573	(6,575)	(5,002)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	469	247	—	—	—	—	—	—	—	—	—	—	—	—	716	(716)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(79)	(79)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,405)	$(743)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$—	$2,289	$(7,291)	$(5,002)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Comparable hotel EBITDA	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$(27)	$1,546

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$2,106	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,106
BAML (Bardessono Hotel and Spa)	—	—	—	541	—	—	—	—	—	—	—	—	—	—	541
BAML (Hotel Yountville)	—	—	—	—	—	(6)	—	—	—	—	—	—	—	—	(6)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,251	—	2,251
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,874)	(990)	—	—	—	—	—	—	—	—	—	—	—	—	(2,864)
BAML Pool (see footnote 3)	—	—	(605)	—	—	—	—	(505)	(1,990)	—	—	(512)	—	—	(3,612)
JP Morgan (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	828	—	—	—	—	—	—	—	828
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,844	—	—	—	—	2,844
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(515)	—	—	—	(515)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Total	$(1,874)	$(990)	$(605)	$541	$2,106	$(6)	$828	$(505)	$(1,990)	$2,844	$(515)	$(512)	$2,251	$(27)	$1,546
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,500)	$(833)	$(2,832)	$(26)	$(103)	$(631)	$(788)	$(2,852)	$(5,002)	$(799)	$189	$(1,480)	$7,990	$—	$(10,667)	$(12,390)	$(23,057)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(10,149)	—	(10,149)	10,149	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(4)	—	—	(10)	10	—
Interest expense	—	—	—	263	405	330	(422)	—	—	897	304	—	538	—	2,315	5,855	8,170
Amortization of loan cost	—	—	—	37	71	39	6	—	—	84	34	—	26	—	297	392	689
Depreciation and amortization	1,904	1,192	1,671	697	786	613	1,240	2,180	3,045	1,516	700	997	1,966	—	18,507	—	18,507
Income tax expense (benefit)	—	(1)	—	—	—	—	—	2	—	—	—	—	7	—	8	(1,553)	(1,545)
Non-hotel EBITDA ownership expense	(44)	(70)	9	185	(4)	49	247	24	(37)	101	(95)	(32)	(276)	—	57	(57)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,640)	288	(1,152)	1,156	1,155	400	283	(646)	(1,995)	1,794	1,132	(519)	102	—	358	2,406	2,764
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	410	(72)	—	—	—	—	—	—	—	—	—	—	—	—	338	(338)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58	58
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(56)	(56)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,230)	$216	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$—	$696	$2,070	$2,766
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$66	$424
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,635)	$527	$(8,405)	$3,322	$9,624	$1,251	$3,428	$(5,578)	$(12,129)	$10,830	$249	$(554)	$13,708	$(1,203)	$5,435	$(36,052)	$(30,617)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	945	63	(63)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(16)	—	(9)	(1)	—	(28)	28	—
Interest expense	—	—	—	777	1,201	975	1,541	—	—	2,638	901	20	1,596	244	9,893	10,706	20,599
Amortization of loan cost	—	—	—	113	219	120	14	—	—	263	107	—	68	26	930	817	1,747
Depreciation and amortization	5,627	3,258	4,954	1,976	2,187	1,907	2,625	6,352	9,760	4,925	2,177	2,921	5,839	373	54,881	—	54,881
Income tax expense (benefit)	—	(43)	—	—	—	—	—	5	—	—	—	—	62	—	24	742	766
Non-hotel EBITDA ownership expense	257	48	17	366	(61)	59	(22)	(148)	(3)	78	506	(162)	311	44	1,290	(1,290)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,751)	3,790	(3,434)	6,437	13,074	4,312	7,586	631	(2,374)	18,719	3,941	2,216	20,912	429	72,488	(25,112)	47,376
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	941	(951)	—	—	—	—	—	—	—	—	—	—	—	—	(10)	10	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	198	198
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(196)	(196)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,810)	$2,839	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$2,216	$20,912	$429	$72,478	$(25,100)	$47,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	1,228
Comparable hotel EBITDA	$(3,751)	$3,790	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$2,216	$20,912	$1,657	$73,716
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2020
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,061)	$(2,235)	$(9,983)	$(3,795)	$(95)	$(3,781)	$(1,671)	$(8,071)	$(11,021)	$(666)	$(2,041)	$(4,509)	$5,022	$—	$(51,907)	$(42,642)	$(94,549)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	(10,149)	—	(9,336)	9,336	—
Interest income	(10)	(16)	—	—	—	—	—	(6)	(9)	(24)	—	(24)	(1)	—	(90)	90	—
Interest expense	—	—	—	1,211	2,022	1,536	1,781	—	—	3,738	1,463	—	1,745	—	13,496	21,964	35,460
Amortization of loan cost	—	—	—	108	210	114	6	—	—	249	101	—	78	—	866	1,841	2,707
Depreciation and amortization	5,752	3,935	4,999	2,432	2,243	1,829	3,689	6,600	8,974	4,469	2,075	2,952	5,449	—	55,398	—	55,398
Income tax expense (benefit)	—	(474)	—	—	—	—	—	6	—	—	—	—	7	—	(461)	(4,161)	(4,622)
Non-hotel EBITDA ownership expense	117	133	201	421	21	94	344	343	351	642	649	360	222	—	3,898	(3,898)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,202)	1,343	(4,783)	477	4,601	(80)	4,149	(1,128)	(1,705)	8,658	2,382	(1,221)	2,373	—	11,864	(17,470)	(5,606)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	800	(335)	—	—	—	—	—	—	—	—	—	—	—	—	465	(465)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	138	138
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,402)	$1,008	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$(1,705)	$8,658	$2,382	$(1,221)	$2,373	$—	$12,329	$(17,932)	$(5,603)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	460	460
Comparable hotel EBITDA	$(3,202)	$1,343	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$(1,705)	$8,658	$2,382	$(1,221)	$2,373	$460	$12,324
NOTES:
(1)    The above comparable information assumes the fourteen hotel properties owned and included in the Company's operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.